UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 25, 2016
Date of Report (Date of Earliest Event Reported):

ABAXIS, INC.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Whipple Road
Union City, CA 94587
(Address of principal executive offices, including zip code)

(510) 675-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On October 25, 2016, Abaxis, Inc. announced its financial results for the three and six months ended September 30, 2016 and certain other information. A copy of Abaxis’ press release announcing these financial results and certain financial information is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated October 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 25, 2016

Abaxis, Inc.

By:	/s/ Ross Taylor
Ross Taylor
Vice President of Finance and Chief Financial Officer

Abaxis, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 25, 2016